Exhibit 10.4
SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”) is made as of the 5th day of December, 2014, by and between EMERYVILLE OFFICE, L.L.C., a Delaware limited liability company (“Seller”), and KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.    Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of November 14, 2014, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of December 3, 2014 (as amended, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.    Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this Second Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.    Inspection Period. The last day of the Inspection Period shall be, and hereby is, extended from December 5, 2014, at 5:00 p.m. to December 8, 2014, at 5:00 p.m. (California time).
3.    Effectiveness of Agreement. Except as modified by this Second Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.
4.    Counterparts. This Second Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
5.    Telecopied/Emailed Signatures. A counterpart of this Second Amendment that is signed by one party to this Second Amendment and telecopied/emailed to the other party to this Second Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Second Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Second Amendment.
6.    Successors and Assigns. All of the terms and conditions of this Second Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this Second Amendment as of the date first above stated.
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“SELLER”
EMERYVILLE OFFICE, L.L.C.,
a Delaware limited liability company

By:     EMERYVILLE OFFICE HOLDINGS, L.L.C.,
a Delaware limited liability company,
its Sole Member and Manager

By:    LBA RIV-Company III, LLC,
a Delaware limited liability company,
its Operating Member

By:    LBA REIT IV, LLC,
a Delaware limited liability company
its sole Member and Manager

By:    LBA Realty Fund IV, L.P.,
a Delaware limited liability partnership,
its Sole Manager

By:    LBA Management Company, IV, LLC,
a Delaware limited liability company,
its General Partner

By:    LBA Realty LLC,
a Delaware limited liability company,
its Manager

By:    LBA Inc.,
a California corporation,
its Managing Member

By:	/s/ Steven Layton
Name:	Steven Layton
Title:	Authorized Signatory

“BUYER”
KBS CAPITAL ADVISORS LLC,
a Delaware limited liability company

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer